GMO Trust
FYE 2/28/99
Annual Expense Ratios

Fund Name                                                      Class 3

Core Fund                                                                0.48%
Growth Fund                                                              0.48%
Value Fund                                                               0.61%
Short Term Income Fund                                                   0.20%
International Core Fund                                                  0.69%
Japan Fund                                                               0.69%
Tobacco Free Core Fund                                                   0.48%
Fundamental Value Fund                                                   0.75%
International Small Companies Fund                                       0.75%
Small Cap Value Fund                                                     0.48%
Pelican Fund                                                             0.95%
US Sector Fund                                                           0.00%
International Bond Fund                                                  0.40%
Small Cap Growth Fund                                                    0.48%
Emerging Markets Fund                                                    1.16%
Emerging Country Debt Fund                                               0.56%
Global Hedged Equity Fund                                                0.17%
Domestic Bond Fund                                                       0.27%
Currency Hedged International Bond Fund                                  0.40%
Inflation Indexed Bond Fund                                              0.25%
Currency Hedged International Core Fund                                  0.69%
Global Bond Fund                                                         0.34%
REIT Fund                                                                0.69%
Foreign Fund                                                             0.75%
International Equity Allocation Fund                                     0.00%
World Equity Allocation Fund                                             0.00%
Global (US+) Equity Allocation Fund                                      0.00%
Global Balanced Allocation Fund                                          0.00%
Global Properties Fund                                                   1.43%
US Bond/Global Alpha A Fund                                              0.40%
US Bond/Global Alpha B Fund                                              0.35%
Evolving Countries Fund                                                  1.27%
Asia Fund                                                                1.26%
Tax-Managed U.S. Equities Fund                                           0.48%
Emerging Country Debt Share Fund                                         0.00%
Tax-Managed International Equities Fund                                  0.69%


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